SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                              Form 8-K


              Current Report Pursuant to Section 13 or
            15(d) of the Securities Exchange Act of 1934


                            June 15, 2000
          Date of Report (Date of earliest event reported)



                      ATMOS ENERGY CORPORATION
       (Exact Name of Registrant as Specified in its Charter)


TEXAS AND VIRGINIA              1-10042                      75-1743247
------------------       ----------------------           -------------------
(State or Other             Commission File               (I.R.S. Employer
 Jurisdiction of                Number                     Identification No.)
 Incorporation or
 Organization)

1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS                                 75240
-------------------------------                           -------------------
(Address of Principal                                         (Zip Code)
 Executive Offices)


                            (972) 934-9227
                     ------------------------------
           (Registrant's Telephone Number, Including Area Code)


                            Not Applicable
                     ---------------------------
      (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.  OTHER EVENTS

     See the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


     (c)  Exhibits

Exhibit
Number              Description
-------             -----------

99.1           Press Release dated June 15, 2000.





                              SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ATMOS ENERGY CORPORATION
                                        (Registrant)



DATE:  June 22, 2000               By: /s/ JOHN P. REDDY
                                   ---------------------
                                           John P. Reddy
                                           Senior Vice President,
                                           Chief Financial Officer
                                           and Treasurer


                            EXHIBIT INDEX

Item Number                   Description                     Page
------------                --------------                   ------

    99.1     Press Release dated June 15, 2000